                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


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Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12

                                    PROFUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

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     (1) Title of each class of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

[LOGO] ProFunds/sm/

                                                                      June 2002

Dear Shareholder:

   The underlying portfolio ('Portfolio') of the Money Market ProFund ('Fund') is managed by Deutsche Asset Management, Inc. ('DeAM, Inc.') Under applicable law, Fund shareholders are entitled to vote on matters affecting the Portfolio. The Trustees of the Portfolio have recommended certain changes to the Portfolio that now require your vote.

   Your fund and certain other funds within the Deutsche Asset Management ('DeAM') Fund Complex are holding shareholder meetings at which shareholders will be asked to elect members of the board of the Portfolio and to vote on a new advisory agreement.

   You will be asked to elect members of the board governing the Portfolio. This proposal is part of an overall plan to coordinate and enhance the efficiency of governance by the boards of the DeAM Fund Complex. The Portfolio's Board also believes that the Portfolio will benefit from the greater diversity and the expertise of the nominees that would be included on the expanded boards.

   DeAM, Inc.'s parent, Deutsche Bank AG, has through acquisitions such as Zurich Scudder Investments, and through internal reorganizations, sought to enhance its global research and investment management capabilities. Consistent with these changes, you will also be asked to approve a new advisory agreement with DeAM, Inc., the Portfolio's investment advisor. Under the new advisory agreement, DeAM, Inc. would be authorized to appoint certain affiliates as sub-advisors. This would allow DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to these entities.

   The enclosed proxy statement details these proposals. For your convenience, we've provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

  Please be assured that:

    . These proposals will have no effect on the number of shares you own or the value of those shares.

    .  The advisory fees applicable to your fund will not change.
    . The members of the Portfolio's Board carefully reviewed each proposal prior to recommending that you vote in favor of each proposal.

   To vote, simply complete the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. Or you can save time by voting through the internet or by telephone as described on your proxy card.

   Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

                         Respectfully,

                         Michael L. Sapir
                         President and Chairman of the Board
                         ProFunds

   The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

                             QUESTIONS AND ANSWERS

Q: What is the purpose of this proxy solicitation?

A: The purpose of this proxy solicitation is to ask you to vote on the following matters:

   . to elect eleven members of the Board of Trustees of the Cash Management Portfolio ('Portfolio'), whose terms will be effective beginning July 30, 2002 or on such later date as shareholder approval is obtained; and

   . to approve a new investment advisory agreement between the Portfolio and Deutsche Asset Management, Inc. ('DeAM, Inc.'), the investment advisor for the Portfolio.

   Your fund, a series of ProFunds, operates as a feeder fund in a master-feeder fund arrangement with the Portfolio. Under the Investment Company Act of 1940, as amended, your fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the fund's own shareholders.

   THE BOARD MEMBERS OF THE PORTFOLIO RECOMMEND THAT YOU VOTE FOR THESE
   PROPOSALS

I. BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

Q: Why am I being asked to vote for Trustees of the Portfolio?

A: Deutsche Asset Management recommended to the Portfolio's Board of Trustees, and the Board agreed, that the Portfolio, along with certain other funds that are managed, advised, subadvised or administered by Deutsche Asset Management and certain other funds managed, advised or administered by Investment Company Capital Corporation ('DeAM Funds') should be governed by boards composed of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to add certain persons to the Portfolio's Board. Money Market ProFund's Board of Trustees and the Portfolio's Board agreed to submit this proposal to shareholders.

Q: Why did the Portfolio's Board approve management's recommendation?

A: Deutsche Asset Management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Board considered, among other factors, that a unified group board structure benefits the Portfolio and your fund by creating an experienced group of Board members who understand the operations of the DeAM Funds and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

Q: If the Board proposal is approved by shareholders, how many Trustees will sit on the Board?

A: If all nominees are elected, the Portfolio's Board will consist of eleven individuals. Five of these persons currently serve as members of the Portfolio's Board; Six persons will be new to the Portfolio's Board but have experience serving on the boards of various other investment companies within the DeAM Funds.

II. PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE PORTFOLIO AND DeAM, INC.

Q: Why am I being asked to vote for a new investment advisory agreement?

A: Deutsche Asset Management recommended to the Portfolio's Board of Trustees that it approve the new investment advisory agreement between the Portfolio and DeAM, Inc. in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management's global organization. The proposed new advisory agreement described in the proxy statement will cover substantially similar provisions and does not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreement pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness and initial term, and except that, under the new advisory agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Portfolio, to appoint certain affiliates as sub-advisors. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. In addition, the new advisory agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

   In determining to recommend that the shareholders approve the new advisory agreements, the Board of the Portfolio considered, among other factors, the potential benefits to the Portfolio of providing DeAM, Inc. more flexibility in structuring portfolio management services for the Portfolio. In addition, the Board considered that DeAM, Inc. will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities.

Q: Will the investment advisory fees remain the same?

A: Yes. The investment advisory fee rate proposed to be charged to the Portfolio under the new advisory agreement is the same as the investment advisory fee rate charged under the current advisory agreement.

III. GENERAL QUESTIONS

Q: What are the Portfolio Board's recommendations?

A: The Portfolio's Board recommends that all shareholders vote 'FOR' the nominees to the Portfolio's Board and 'FOR' the approval of the new advisory agreement between the Portfolio and DeAM, Inc.

Q: Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

A: No, DeAM, Inc. will bear these costs.

Q: How can I vote?

A: You can vote in any one of four ways:

   .  Through the internet by going to the website listed on your proxy card;

   . By telephone, with a toll-free call to the number listed on your proxy card;

   .  By mail, with the enclosed proxy card; or

   .  In person at the special meeting.

   We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q: I plan to vote by mail. How should I sign my proxy card?

A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q: I plan to vote by telephone. How does telephone voting work?

A: To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

Q: I plan to vote through the internet. How does internet voting work?

A: To vote through the internet, please read and follow the instructions on your enclosed proxy card(s).

Q: Whom should I call with questions?

A: Please call Georgeson Shareholder Communications at 1-888-897-9296 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

 The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

                                   PROFUNDS

                             Money Market ProFund

                       7501 Wisconsin Avenue, Suite 1000
                           Bethesda, Maryland 20814

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held July 30, 2002

   A special meeting of shareholders of the Money Market ProFund ('Fund'), a series of ProFunds, will be held at the offices of the Fund's administrator, BISYS Fund Services, 60 State Street, Suite 1300, Boston, Massachusetts 02109, on July 30, 2002 at 10:00 a.m. (Eastern time), or as adjourned from time to time (the 'Special Meeting'). The Special Meeting is being held so that the Fund's shareholders may vote on the proposals set forth below and more fully described in the Proxy Statement, and such other matters as may properly come before the Special Meeting.

   The Fund operates as a feeder fund in a master-feeder fund arrangement and seeks to achieve its investment objective by investing all of its investable assets in a corresponding master fund, Cash Management Portfolio (the 'Portfolio'), which has the same investment objective and policies. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to applicable legal requirements, the Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

   The Special Meeting is being held to consider and vote on the following matters, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

     PROPOSAL I:  To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting.

     PROPOSAL II: To approve a new investment advisory agreement
                  ('New Advisory Agreement') between the Portfolio and Deutsche Asset Management, Inc. ('DeAM, Inc.').

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting.

   The New Advisory Agreement described in Proposal II will contain substantially similar provisions and does not differ in substance from the current advisory agreement pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

   The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

   The Board of Trustees of the Portfolio recommends that shareholders vote FOR the election of each nominee to the Board of Trustees of the Portfolio and FOR Proposal II.

   This notice and related proxy materials are first being mailed to shareholders of the Fund on or about June 14, 2002. This proxy is being solicited on behalf of the Board of Trustees of the Fund.

                         By Order of the Board of Trustees,
                         Louis Mayberg, Secretary

Bethesda, Maryland
June 13, 2002


WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-888-897-9296.

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted 'FOR' the nominees for Trustee named in the attached Proxy Statement; 'FOR' the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; and, in the discretion of the persons appointed as proxies, either 'FOR' or 'AGAINST' any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in 'street name' through a broker, via the internet or telephone.

    See your proxy card(s) for instructions for internet voting.

    You may also call 1-888-897-9296 and vote by telephone.

    If we do not receive your completed proxy card(s), our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio and the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                               Valid Signature
----------------------------------------------------------------------------------
Corporate Accounts
   (1) ABC Corp.                                    ABC Corp. John Doe, Treasurer
   (2) ABC Corp.                                    John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer            John Doe
   (4) ABC Corp. Profit Sharing Plan                John Doe, Trustee
----------------------------------------------------------------------------------
Partnership Accounts
   (1) The XYZ Partnership                          Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership         Jane B. Smith, General Partner
----------------------------------------------------------------------------------
Trust Accounts
   (1) ABC Trust Account                            Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/28/78          Jane B. Doe
----------------------------------------------------------------------------------
Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o John B. Smith Jr.
       UGMA/UTMA                                    John B. Smith
   (2) Estate of John B. Smith                      John B. Smith, Jr., Executor

                                   PROFUNDS

                             Money Market ProFund

                       7501 Wisconsin Avenue, Suite 1000
                           Bethesda, Maryland 20814

            PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 July 30, 2002

   This proxy statement ('Proxy Statement') is being furnished in connection with the solicitation of proxies by the Board of Trustees of ProFunds for the special meeting of shareholders of the Money Market ProFund ('Fund') to be held at the offices of the Fund's administrator, BISYS Fund Services, 60 State Street, Suite 1300, Boston, Massachusetts 02109, on July 30, 2002 at 10:00 a.m. (Eastern time), or as adjourned from time to time (the 'Special Meeting'). This Proxy Statement and accompanying proxy card(s) ('Proxy') are expected to be mailed to shareholders on or about June 14, 2002.

   The Special Meeting is being held to consider and vote on the matters set forth in the Notice of Special Meeting of Shareholders that accompanies this Proxy Statement, as described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the Special Meeting. The appointed proxies will vote on any other business as may properly come before the Special Meeting.

Background Information

   Master-Feeder Structure. The Fund operates as a feeder fund in a master-feeder fund arrangement with Cash Management Portfolio ('Portfolio'), which has the same investment objectives and policies. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio invests directly in investment securities and other investments. The Portfolio in which the Fund invests is organized as a registered open-end management investment company established as a trust under the laws of the State of New York.

   Pursuant to the requirements of the Investment Company Act of 1940, as amended (the '1940 Act'), applicable to master-feeder arrangements, the Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of the Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the Proposals. For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of ProFunds, although all actions are actually taken by ProFunds on behalf of the Fund. Some actions described as taken by or with respect to the Fund are actually actions to be taken by the Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Further, actions described as being taken by the shareholders of ProFunds with respect to its Board of Trustees will also be taken by the Fund as a shareholder of the Portfolio with respect to the Portfolio's Board of Trustees. For the Fund, your vote and the vote of other shareholders of the Fund determines how the Fund will vote.

   The Fund is composed of two separate classes, each with its own expense structure. However, since the proposals presented in this Proxy Statement uniformly affect each class, shareholders of each class may vote on all the proposals, and each vote regardless of its class has equal weight.

   The Portfolio. Deutsche Asset Management, Inc. ('DeAM, Inc.'), located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio pursuant to the terms of an investment advisory agreement (the 'Current Advisory Agreement'). Pursuant to the Current Advisory Agreement, DeAM, Inc. supervises and assists in the management of the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio and all Trustees who are 'interested persons' (as defined in the 1940
Act) of the Portfolio (each, an 'Interested Trustee').

   The most recent Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 2001 has previously been furnished to the Fund's shareholders. An additional copy of the Annual Report will be furnished without charge upon request by writing to the Fund at the address set forth on the cover of this Proxy Statement or by calling 1-888-776-3637 (for individuals) or 1-888-776-5717 (for institutions and financial professionals). The Annual Report is also available on the ProFunds' website at www.profunds.com.

                                  PROPOSAL I

                     ELECTION OF NOMINEES TO THE BOARD OF
                           TRUSTEES OF THE PORTFOLIO

   The shareholders of the Fund are to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the 'Trustee Nominees') as Trustees of the Portfolio. Mr. Hale is currently an Interested Trustee and, if elected, will be the Chairman of the Board of Trustees of the Portfolio. Messrs. Dill and Hale and Drs. Gruber, Herring and Saunders currently serve on the Board of Trustees of the Portfolio. Messrs. Burt, Hardiman, Jones, Searcy and Wadsworth and Ms. Rimel currently serve as Trustees of various other investment companies within the Deutsche Asset Management family of funds.

   It is proposed that the eleven Trustee Nominees are to be elected to compose the entire Board of Trustees of the Portfolio at the Special Meeting, to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees (i.e., every Trustee Nominee except Mr. Hale) were recently selected by a Nominating Committee of the Portfolio's Board of Trustees composed entirely of the Trustees of the Board who are not 'interested persons' (as defined in the 1940
Act) of the Portfolio or DeAM, Inc. ('Independent Trustees'), and nominated by the full Board at a meeting held on April 5, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting upon their respective acceptances of their election in writing (the 'Effective Date'); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Biggar, Langton and Van Benschoten, each a current member of the Board of Trustees, will no longer serve effective the Effective Date if Proposal I is approved by the shareholders of the Portfolio. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Portfolio serves or will serve as an officer of the Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other persons as the Board of Trustees may recommend.

   The nomination of these persons to serve as the Board of Trustees of the Portfolio reflects an overall plan to coordinate and enhance the efficiency of the governance of the Portfolio and of certain other investment companies that are managed, advised or sub-advised, or administered by DeAM, Inc. (along with certain other investment management companies managed, advised or administered by Investment Company Capital Corporation ('ICCC'), another indirect wholly owned subsidiary of Deutsche Bank) (the 'DeAM Funds'). The proposal concerning the size and composition of the Board of Trustees was suggested to the Board by Deutsche Asset Management and reviewed by the current Independent Trustees of the Board. Messrs. Dill and Hale (an Interested Trustee) and Drs. Gruber, Herring and Saunders are currently members of the Board of Trustees of the Portfolio. Each of the other Independent Trustee Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

   Deutsche Asset Management recommended, and the Board agreed, that the Portfolio should be governed by a larger Board of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Portfolio and the board membership of the other DeAM Funds are not identical. Eight persons currently serve on the Board of Trustees of the Portfolio, and between five and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

   Although the election of Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically composed.

   The following information is provided for each Trustee Nominee and executive officer of the Portfolio's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with DeAM, Inc. and its affiliates. The mailing address for the Trustee Nominees and the executive officers with respect to Portfolio operations is One South Street, Baltimore, Maryland 21202.

             INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS

                                                                    Number of
                                                                    Portfolios
                                                                    in Fund
                                                                    Complex        Other
                                                                    Overseen       Directorships
                Position  Term of Office/1/ Principal               by Trustee     Held by Trustee
Name and        with the  and Length of     Occupation(s)           or Nominee     or Nominee for
Birth Date      Portfolio Time Served       During Past 5 Years     for Trustee/2/ Trustee
---------------------------------------------------------------------------------------------------------

Independent Trustee Nominees

Richard R. Burt Trustee         N/A         Chairman, IEP                86        Member of the
2/3/47          Nominee                     Advisors, Inc. (since                  Board, Archer
                                            July 1998); Chairman of                Daniels Midland
                                            the Board, Weirton                     Company/3/
                                            Steel Corporation/3/                   (agribusiness
                                            (since April 1996).                    operations) (October
                                            Formerly, Partner,                     1996 to June 2001),
                                            McKinsey & Company                     Hollinger
                                            (consulting) (1991 to                  International, Inc./3/
                                            1994) and US Chief                     (publishing) (since
                                            Negotiator in Strategic                1995), Homestake
                                            Arms Reduction Talks                   Mining/3/ (mining and
                                            (START) with former                    exploration) (1998 to
                                            Soviet Union and US                    February 2001), HCL
                                            Ambassador to the                      Technologies Limited
                                            Federal Republic of                    (information
                                            Germany (1985 to                       technology) (since
                                            1991).                                 April 1999), Anchor
                                                                                   Gaming (gaming
                                                                                   software and
                                                                                   equipment) (March
                                                                                   1999 to December
                                                                                   2001); Director, UBS
                                                                                   Mutual Funds
                                                                                   (formerly known as
                                                                                   Brinson and Mitchell
                                                                                   Hutchins families of
                                                                                   funds) (since 1995);
                                                                                   and Member, Textron
                                                                                   Inc./3/ International
                                                                                   Advisory Council
                                                                                   (since July 1996).

                                                                      Number of
                                                                      Portfolios
                                                                      in Fund
                                                                      Complex        Other
                                                                      Overseen       Directorships
                 Position  Term of Office/1/ Principal                by Trustee     Held by Trustee
Name and         with the  and Length of     Occupation(s)            or Nominee     or Nominee for
Birth Date       Portfolio Time Served       During Past 5 Years      for Trustee/2/ Trustee
----------------------------------------------------------------------------------------------------------

S. Leland Dill   Trustee        Since        Retired (since 1986).         84        Trustee, Phoenix
3/28/30                         1990         Formerly Partner,                       Zweig Series Trust
                                             KPMG Peat Marwick                       (since September
                                             (June 1956 to June                      1989), Phoenix
                                             1986); General Partner,                 Euclid Market
                                             Pemco (investment                       Neutral Fund (since
                                             company) (June 1979 to                  May 1998)
                                             June 1986).                             (registered
                                                                                     investment
                                                                                     companies); Director,
                                                                                     Vintners
                                                                                     International
                                                                                     Company Inc. (June
                                                                                     1989 to May 1992),
                                                                                     Coutts (USA)
                                                                                     International
                                                                                     (January 1992 to
                                                                                     March 2000), Coutts
                                                                                     Trust Holdings Ltd.,
                                                                                     Coutts Group (March
                                                                                     1991 to March
                                                                                     1999).

Martin J. Gruber Trustee        Since        Nomura Professor of           85        Member of the
7/15/37                         1999         Finance, Leonard N.                     Board, CREF (since
                                             Stern School of                         2000), S.G. Cowen
                                             Business, New York                      Mutual Funds (1985
                                             University (since 1964).                to 2001); Japan
                                                                                     Equity Fund, Inc.
                                                                                     (since 1992), Thai
                                                                                     Capital Fund, Inc.
                                                                                     (since 2000),
                                                                                     Singapore Fund, Inc.
                                                                                     (since 2000)
                                                                                     (registered
                                                                                     investment
                                                                                     companies).

                                                                          Number of
                                                                          Portfolios
                                                                          in Fund
                                                                          Complex        Other
                                                                          Overseen       Directorships
                   Position  Term of Office/1/ Principal                  by Trustee     Held by Trustee
Name and           with the  and Length of     Occupation(s)              or Nominee     or Nominee for
Birth Date         Portfolio Time Served       During Past 5 Years        for Trustee/2/ Trustee
----------------------------------------------------------------------------------------------------------------

Joseph R. Hardiman Trustee        N/A          Private Equity Investor         82        Director, Soundview
5/27/37            Nominee                     (since 1997); President                   Technology Group
                                               and Chief Executive                       Inc. (investment
                                               Officer, The National                     banking) (since July
                                               Association of                            1998), Corvis
                                               Securities Dealers, Inc.                  Corporation/3/ (optical
                                               and The NASDAQ                            networking
                                               Stock Market, Inc.                        equipment) (since
                                               (1987 to 1997); Chief                     July 2000), Brown
                                               Operating Officer of                      Investment Advisory
                                               Alex. Brown & Sons                        & Trust Company
                                               Incorporated (now                         (investment advisor)
                                               Deutsche Banc Alex.                       (since February
                                               Brown Inc.) (1985 to                      2001), The Nevis
                                               1987); General Partner,                   Fund (registered
                                               Alex. Brown & Sons                        investment company)
                                               Incorporated (now                         (since July 1999),
                                               Deutsche Banc Alex.                       and ISI Family of
                                               Brown Inc.) (1976 to                      Funds (registered
                                               1985).                                    investment
                                                                                         companies) (since
                                                                                         March 1998).
                                                                                         Formerly, Director,
                                                                                         Circon Corp./3/
                                                                                         (medical
                                                                                         instruments)
                                                                                         (November 1998 to
                                                                                         January 1999).

Richard J. Herring Trustee        Since        Jacob Safra Professor of        84        N/A
2/18/46                           1999         International Banking
                                               and Professor, Finance
                                               Department, The
                                               Wharton School,
                                               University of
                                               Pennsylvania (since
                                               1972); Director, Lauder
                                               Institute of International
                                               Management Studies
                                               (since 2000); Co-
                                               Director, Wharton
                                               Financial Institutions
                                               Center (since 2000);
                                               Vice Dean and Director,
                                               Wharton Undergraduate
                                               Division (1995 to 2000).

                                                                          Number of
                                                                          Portfolios
                                                                          in Fund
                                                                          Complex        Other
                                                                          Overseen       Directorships
                     Position  Term of Office/1/ Principal                by Trustee     Held by Trustee
Name and             with the  and Length of     Occupation(s)            or Nominee     or Nominee for
Birth Date           Portfolio Time Served       During Past 5 Years      for Trustee/2/ Trustee
--------------------------------------------------------------------------------------------------------------

Graham E. Jones      Trustee        N/A          Senior Vice President,        84        Trustee, 8 open-end
1/31/33              Nominee                     BGK Realty, Inc.                        mutual funds
                                                 (commercial real estate)                managed by Weiss,
                                                 (since 1995).                           Peck & Greer (since
                                                                                         1985); Trustee, 22
                                                                                         open-end mutual
                                                                                         funds managed by
                                                                                         Sun Capital
                                                                                         Advisers, Inc. (since
                                                                                         1998).

Rebecca W. Rimel     Trustee        N/A          President and Chief           84        Formerly, Director,
4/10/51              Nominee                     Executive Officer, The                  ISI Family of Funds
                                                 Pew Charitable Trusts                   (registered
                                                 (charitable foundation)                 investment
                                                 (since 1994) and                        companies) (1997 to
                                                 Director and Executive                  1999).
                                                 Vice President, The
                                                 Glenmede Trust
                                                 Company (investment
                                                 trust and wealth
                                                 management) (since
                                                 1994). Formerly,
                                                 Executive Director, The
                                                 Pew Charitable Trusts
                                                 (1988 to 1994).

Philip Saunders, Jr. Trustee        Since        Principal, Philip             84        N/A
10/11/35                            1990         Saunders Associates
                                                 (economic and financial
                                                 consulting) (since
                                                 1988); former Director,
                                                 Financial Industry
                                                 Consulting, Wolf &
                                                 Company (1987 to
                                                 1988); President, John
                                                 Hancock Home
                                                 Mortgage Corporation
                                                 (1984 to 1986); Senior
                                                 Vice President of
                                                 Treasury and Financial
                                                 Services, John Hancock
                                                 Mutual Life Insurance
                                                 Company, Inc. (1982 to
                                                 1986).

                                                                         Number of
                                                                         Portfolios
                                                                         in Fund
                                                                         Complex        Other
                                                                         Overseen       Directorships
                    Position  Term of Office/1/ Principal                by Trustee     Held by Trustee
Name and            with the  and Length of     Occupation(s)            or Nominee     or Nominee for
Birth Date          Portfolio Time Served       During Past 5 Years      for Trustee/2/ Trustee
------------------------------------------------------------------------------------------------------------

William N. Searcy   Trustee         N/A         Pension & Savings             84        Trustee, 22 open-end
9/03/46             Nominee                     Trust Officer, Sprint                   mutual funds
                                                Corporation/3/                          managed by Sun
                                                (telecommunications)                    Capital Advisers,
                                                (since 1989).                           Inc. (since 1998).

Robert H. Wadsworth Trustee         N/A         President, Robert H.          87        N/A
1/29/40             Nominee                     Wadsworth Associates,
                                                Inc. (consulting firm)
                                                (since 1982); President
                                                and Director, Trust for
                                                Investment Managers
                                                (registered investment
                                                company) (since 1999).
                                                Formerly, President,
                                                Investment Company
                                                Administration, L.L.C.
                                                (1992* to July 2001);
                                                President, Treasurer
                                                and Director, First Fund
                                                Distributors, Inc. (1990
                                                to January 2002); Vice
                                                President,
                                                Professionally Managed
                                                Portfolios (1999 to
                                                2002) and Advisors
                                                Series Trust (1997 to
                                                2002) (registered
                                                investment companies)
                                                and President, Guinness
                                                Flight Investment
                                                Funds, Inc. (registered
                                                investment companies).

                                                * Inception date of the
                                                corporation which was
                                                the predecessor to the
                                                LLC.

                                                                         Number of
                                                                         Portfolios
                                                                         in Fund
                                                                         Complex        Other
                                                                         Overseen       Directorships
                   Position   Term of Office/1/ Principal                by Trustee     Held by Trustee
Name and           with the   and Length of     Occupation(s)            or Nominee     or Nominee for
Birth Date         Portfolio  Time Served       During Past 5 Years      for Trustee/2/ Trustee
-----------------------------------------------------------------------------------------------------------

Interested Trustee Nominee

Richard T. Hale/4/ Trustee       Since          Managing Director,            84        Director, Deutsche
7/17/45                          1999           Deutsche Bank                           Global Funds, Ltd.
                                                Securities, Inc.                        (since 2000);
                                                (formerly Deutsche                      Director, CABEI
                                                Banc Alex. Brown Inc.)                  Fund (since 2000)
                                                and Deutsche Asset                      and North American
                                                Management (since                       Income Fund (since
                                                1999); Director and                     2000) (registered
                                                President, Investment                   investment
                                                Company Capital Corp.                   companies);
                                                (registered investment                  Formerly, Director,
                                                advisor) (since 1996);                  ISI Family of Funds
                                                Vice President,                         (registered
                                                Deutsche Asset                          investment
                                                Management, Inc.                        companies (1992 to
                                                (since 2000). Chartered                 1999).
                                                Financial Analyst.

Officers

Richard T. Hale    President     Since          See information
                                 2000           provided under
                                                Interested Trustee
                                                Nominee.

Daniel O. Hirsch   Vice          Secretary      Managing Director,            N/A       N/A
3/27/54            President/    since          Deutsche Asset
                   Secretary     1999;          Management (since
                                 Vice           April 2002) and
                                 President      Director, Deutsche
                                 since          Global Funds Ltd.
                                 2000           (since 2002). Formerly,
                                                Director, Deutsche
                                                Asset Management
                                                (1999 to 2000);
                                                Principal, BT Alex.
                                                Brown Incorporated,
                                                (now Deutsche Banc
                                                Alex. Brown Inc.) (1998
                                                to 1999); Assistant
                                                General Counsel,
                                                United States Securities
                                                and Exchange
                                                Commission (1993 to
                                                1998).

                                                                      Number of
                                                                      Portfolios
                                                                      in Fund
                                                                      Complex        Other
                                                                      Overseen       Directorships
                 Position  Term of Office/1/ Principal                by Trustee     Held by Trustee
Name and         with the  and Length of     Occupation(s)            or Nominee     or Nominee for
Birth Date       Portfolio Time Served       During Past 5 Years      for Trustee/2/ Trustee
----------------------------------------------------------------------------------------------------

Charles A. Rizzo Treasurer      Since        Director, Deutsche Asset      N/A             N/A
8/5/57                          1999         Management (since April
                                             2000); Certified Public
                                             Accountant; Certified
                                             Management
                                             Accountant. Formerly,
                                             Vice President and
                                             Department Head, BT
                                             Alex. Brown
                                             Incorporated (Deutsche
                                             Banc Alex. Brown Inc.)
                                             (1998 to 1999); Senior
                                             Manager, Coopers &
                                             Lybrand L.L.P.
                                             (PricewaterhouseCoopers
                                             LLP) (1993 to 1998).

___________
/1/ Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
/2/ As of March 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the 'Fund Complex') is 89.
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/4/  Mr. Hale is a Trustee who is an 'interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

                          Trustee Compensation Table

   The following table sets forth the compensation paid to the Independent Trustees by the Portfolio and the Fund Complex for the twelve-month period ended March 31, 2002.

                                  Pension or          Estimated     Total
                     Compensation Retirement Benefits Annual        Compensation
                     from the     Accrued as Part of  Benefits Upon from Fund
Trustee              Portfolio    Portfolio Expenses  Retirement    Complex
--------------------------------------------------------------------------------
S. Leland Dill       $1,450.05    N/A                 N/A           $61,250.00
--------------------------------------------------------------------------------
Martin J. Gruber     $1,450.05    N/A                 N/A           $61,250.00
--------------------------------------------------------------------------------
Richard J. Herring   $1,450.05    N/A                 N/A           $61,250.00
--------------------------------------------------------------------------------
Philip Saunders, Jr. $1,450.05    N/A                 N/A           $61,250.00

   The Board has established an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee and the Nominating Committee of the Board currently are each composed of the current Independent Trustees of the Board. The Valuation Committee is composed of Messrs. Biggar and Dill and Dr. Saunders. Each of the other Independent Trustees and the Interested Trustee serves as an alternate to the Valuation Committee. In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Portfolio. It also makes recommendations to the Board as to the selection of the independent public accountants; reviews the methods, scope and result of the audits and audit fees charged; and reviews the Portfolio's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Portfolio, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee of the Board will consider Trustee nominees recommended by shareholders. The Valuation Committee considers and acts upon all questions relating to valuation of the securities in the Portfolio which may arise between meetings of the Board. The Board does not have a compensation committee. During the Portfolio's most recent fiscal year, the Board of the Portfolio held five meetings, the Audit Committee of the Board held four meetings, and the Valuation Committee of the Board held one meeting. No Trustee attended less than 75% of the applicable meetings. The Nominating Committee did not meet during the Portfolio's most recent fiscal year. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Portfolio.

   Mr. Hale, if elected, will not be a member of the Audit Committee or the Nominating Committee.

Recommendation of the Portfolio's Board of Trustees

   The Board of Trustees believes that coordinated governance through a unified board structure will benefit the Portfolio.

   In their deliberations, the Board of Trustees considered various matters related to the management and long-term welfare of the Portfolio. The Board considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Portfolio and the other funds in the Fund Complex, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Board to use time more efficiently. There may also be cost savings to the Portfolio because the Trustees will serve an increased number of investment companies.

   The Board also considered that a unified group board structure benefits the Portfolio by creating an experienced group of Board members who understand the operations of the Portfolio and the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

   The Board gave considerable weight to the expectation that the Portfolio will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Board and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Board also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Board. On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments ('Scudder') (the 'Transaction'). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Portfolio and management.

   In addition, the Board considered certain other advantages of enlarging the Board. These included that enlarging the Board will afford an increased range of experience among Board members and makes it more likely that each Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Board determine to revise its structure through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of their deliberations, the Board also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, the Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Board.

   Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Portfolio vote 'FOR' the election of the Trustee Nominees as set forth in this Proposal.

   If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Portfolio's shareholders.

                                  PROPOSAL II

                      APPROVAL OF NEW ADVISORY AGREEMENT

   The new investment advisory agreement ('New Advisory Agreement') between the Portfolio and DeAm, Inc., will contain substantially similar provisions and does not differ in substance from the Current Advisory Agreement, pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio. See 'Differences Between the Current and New Advisory Agreements.'

The Advisory Agreements

   The Current Advisory Agreement. DeAM, Inc. serves as investment advisor to the Portfolio pursuant to the Current Advisory Agreement, which is dated April 30, 2001. The Current Advisory Agreement was most recently approved by the Portfolio's Trustees, including a majority of the Independent Trustees of the Portfolio, on June 7, 2002 and was approved by the Fund's and Portfolio's respective shareholders on October 8, 1999.

   The New Advisory Agreement. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A, which qualifies in its entirety the following description of the New Advisory Agreement. If shareholders approve the New Advisory Agreement, the agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of 'a majority of the outstanding voting securities,' as defined in the 1940 Act (see 'Voting--Vote Required' below), of the Portfolio, or by the Board of Trustees of the Portfolio and, in either event, the vote of a majority of the Independent Trustees of the Portfolio, cast in person at a meeting called for such purpose. The terms and conditions--including the services to be provided and the fees to be paid therefor--of the New Advisory Agreement contain substantially similar provisions and do not differ in substance from the Current Advisory Agreement except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

   Differences Between the Current and New Advisory Agreements. As stated above, the terms of the New Advisory Agreement for the Portfolio contain substantially similar provisions and do not differ in substance from the Current Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to the New Advisory Agreement, DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board of the Portfolio. Shareholders of the Fund would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees. The advisory fee rates paid by the Portfolio would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc., which will retain full responsibility for the actions of any such sub-advisor.

   Unlike the Current Advisory Agreement, the New Advisory Agreement makes explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Securities and Exchange Commission, where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New Advisory Agreement would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

   Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that shareholders could benefit from an authorization permitting DeAM, Inc. to delegate such functions to affiliated advisory organizations.

   In addition, the New Advisory Agreement will differ from the Current Advisory Agreement in that there will not be an indemnification provision in the New Advisory Agreement. As a result of the acquisition of Scudder (discussed below), DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New Advisory Agreement, except that these newly approved agreements did not and do not provide for indemnification for the investment advisor. Accordingly, DeAM, Inc. informed the Portfolio's Board that it would not seek such provision in the New Advisory Agreement. DeAM, Inc. assured the Board that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

   Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to provide the Portfolio with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Portfolio's assets. Subject to the supervision and control of the Portfolio's Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Portfolio's registration statement, (c) the provisions of the Portfolio's Declaration of Trust, and (d) any other applicable provisions of state and federal law.

   Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Portfolio's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Portfolio, (c) provide the Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services for the Portfolio's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or the Portfolio; (e) determine which issuers and securities will be represented in the Portfolio and regularly report thereon to the Portfolio's Board of Trustees; and (f) take all actions necessary to carry into effect the Portfolio's purchase and sale programs.

   The investment advisory fee rate proposed to be charged to the Portfolio under the New Advisory Agreement is the same as the investment advisory fee rate charged under the Current Advisory Agreement.

   The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreement and the advisory fee (and certain other fees) paid by the Portfolio for the most recent fiscal year are set forth in Exhibit B to this Proxy Statement.

   Generally. If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Portfolio's Board of Trustees or by the holders of a majority of the Portfolio's outstanding voting securities (i.e., the feeder funds investing in the Portfolio) and (2) by a majority of the Independent Trustees who are not parties to the agreement. Like the Current Advisory Agreement, the New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Portfolio's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or upon 90 days' written notice by DeAM, Inc.

   The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreement or the New Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreement. The Portfolio bears certain other expenses, including the fees of the Portfolio's Board. The Portfolio also pays any extraordinary expenses incurred.

   Under the New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the New Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Portfolio or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreement.

   Since the Fund invests all of its investable assets in the Portfolio, portfolio transactions occur at the Portfolio level only. As an investment advisor, DeAM, Inc. will allocate and place all orders for portfolio transactions of the Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the Portfolio or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same trans-action on account of the receipt of market, statistical or other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the Portfolio, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds. The Portfolio did not pay any commissions to affiliated broker(s) for the Portfolio's most recently completed fiscal year.

Management of the Portfolio

   The Advisor. Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio. As investment advisor, DeAM, Inc. makes the Portfolio's investment decisions, buys and sells securities for the Portfolio, and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Securities and Exchange Commission as an investment advisor and provides a full range of investment advisory serves to institutional and retail clients. In addition to providing investment advisory services to the Portfolio, DeAM, Inc. serves as investment advisor to 35 other investment companies and investment sub-advisor to 50 other investment companies. See Exhibit C to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit D to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

   Administrator, Transfer Agent and Custodian. ICCC serves as administrator and transfer agent and provides fund accounting services, and Deutsche Bank Trust Company Americas ('Deutsche Bank Trust') serves as custodian, of the Portfolio. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreement. ICCC is paid an administrative fee for its services from which it pays for custodian services provided by Deutsche Bank Trust. (Exhibit B to this Proxy Statement sets forth the fees paid to ICCC by the Portfolio for these services for the most recently completed fiscal year.)

   Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges, including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank and its affiliates).

   Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers is provided under Proposal I in this Proxy Statement. Certain other information about the Trustee Nominees is provided in Exhibit E to this Proxy Statement.

Recommendation of the Portfolio's Board

   At a meeting of the Board of Trustees of the Portfolio held on June 7, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreement, a majority of the Board, including a majority of the Independent Trustees, approved, subject to shareholder approval, the New Advisory Agreement. In reaching this conclusion, the Board of Trustees obtained from DeAM, Inc. such information as it deemed reasonably necessary to approve DeAM, Inc. as investment advisor to the Portfolio. In approving the New Advisory Agreement, the Independent Trustees considered numerous factors, including, among others, the nature, quality and extent of services provided under the Current Advisory Agreement and proposed to be provided by DeAM, Inc. to the Portfolio under the New Advisory Agreement; that the investment advisory fees paid by the Portfolio will remain the same under the New Advisory Agreement as under the Current Advisory Agreement; investment performance, both of the Portfolio itself and relative to appropriate peer groups and market indices; staffing and capabilities of DeAM, Inc. to manage the Portfolio; investment advisory fees provided under the Current Advisory Agreement and current expense ratios and asset sizes of the Portfolio itself and relative to appropriate peer groups; and DeAM, Inc.'s profitability from managing the Portfolio and the other investment companies managed by DeAM, Inc. before marketing expenses paid by DeAM, Inc. The Board also considered other benefits earned by DeAM, Inc. and its affiliates relating to its management of the Fund and the Portfolio, including brokerage fees, fees for custody, transfer agency and other services as well as soft dollar benefits received from third parties that aid in the management of assets.

   In addition, the Board considered the potential benefit to the Portfolio of providing DeAM, Inc. more flexibility in structuring portfolio management services for the Portfolio. The Board recognized that it may be beneficial to the Portfolio to allow

DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Portfolio would require the prior approval of a majority of the members of the Portfolio's Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the Portfolio would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Advisory Agreement because any fees paid to a sub-advisor would be paid by DeAM, Inc. and not by the Portfolio; and (iii) DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Based on the factors discussed above, and others, the Board of Trustees determined that the New Advisory Agreement is fair and reasonable and in the best interest of the Portfolio and its shareholders. Based on all of the foregoing, at a meeting on June 7, 2002, a majority of the Board of Trustees of the Portfolio, including a majority of the Independent Trustees of the Portfolio, voted to approve the New Advisory Agreement and to recommend it to the shareholders for their approval.

   Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees of the Portfolio, recommends that the shareholders of the Fund vote 'FOR' the approval of the New Advisory Agreement as set forth in this Proposal.

   If the New Advisory Agreement is approved by the shareholders, each agreement will remain in effect as described above. If the New Advisory Agreement is not approved by the shareholders, the Current Advisory Agreement will continue in effect, subject to approval of the Board of Trustees or shareholders, and the Board of Trustees will consider what other action is appropriate based upon the interests of the shareholders. If shareholders of the Fund do not approve the New Advisory Agreement at the same time that shareholders of other investment companies approve the New Advisory Agreement with respect to the Portfolio in a manner sufficient to implement the New Advisory Agreement for the Portfolio, the Fund will remain a participant in the Portfolio while the Fund's Board of Trustees considers what other action, if any, is appropriate based upon the interests of the shareholders of the Fund.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   The Portfolio's financial statements for their most recent fiscal years were audited by PricewaterhouseCoopers LLP ('PwC'), independent auditors. In addition, PwC prepares the Portfolio's federal and state annual income tax returns and provides certain non-audit services to the Portfolio. During the Board's most recent consideration of the selection of auditors for the Portfolio, the Board considered whether the provision of non-audit services to the Portfolio was compatible with maintaining PwC's independence. The Board of Trustees of the Portfolio has selected PwC as the independent auditors for the Portfolio for its current fiscal year. PwC has been the Portfolio's independent auditors since inception. PwC has informed the Portfolio that it has no material direct or indirect financial interest in the Portfolio.

   Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Portfolio's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Portfolio's reports to shareholders are $17,000.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Portfolio, DeAM, Inc. or entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Portfolio.

   All Other Fees. There were $2,830,400 in fees billed by PwC for the most recent fiscal year for other services provided to the Portfolio, other funds in the Fund Complex, DeAM, Inc. and entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Portfolio.

                                    VOTING

Proxy Solicitation

   Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to Georgeson Shareholder Communications, Inc. for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated cost of $177,600. However, the exact cost will depend on the amount and types of services rendered. If the Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

Shareholder Voting

   If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted 'FOR' the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the ProFunds' secretary (the 'Secretary'). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

   Deutsche Bank Trust may vote any shares in accounts for which it has voting authority and that are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal, if Deutsche Bank Trust votes shares of the Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

   In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote 'FOR' any Proposal in favor of an adjournment and will vote those Proxies required to be voted 'AGAINST' any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of 10% of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker 'non-votes' (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See 'Vote Required' for a further discussion of abstentions and broker non-votes.)

   Shareholders of record at the close of business on May 20, 2002 (the 'Record Date') are entitled to notice of, and to vote at, the Special Meeting. 490,003,388.561 shares of the Fund were issued and outstanding as of the Record Date.

   In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

 . indicate your instructions on the Proxy;

 . date and sign the Proxy; and

 . mail the Proxy promptly in the enclosed envelope.

   Instructions for voting by telephone or through the internet are included on the Proxy enclosed with this Proxy Statement.

Vote Required

   Approval of Proposal I requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal I.

   In view of the master-feeder structure discussed earlier, approval of Proposal II with respect to the Portfolio's New Advisory Agreement, requires the affirmative vote of a 'majority' of the outstanding shares of the Portfolio's various feeder funds as shareholders of the Portfolio. 'Majority' (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds), determined by reference to the shares outstanding of the various feeder funds. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposal II, which requires the approval of a specified percentage of the outstanding shares of the Portfolio.

Beneficial Ownership of Shares of the Fund

   Exhibit F to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Fund's shares by the only persons known by the Fund to beneficially own more than five percent of the outstanding shares of the Fund. Collectively, the Trustees and executive officers of the Fund own less than 1% of the Fund's outstanding shares. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit F. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.


THE PORTFOLIO'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE
  SHAREHOLDERS VOTE 'FOR' APPROVAL OF PROPOSALS  I  AND  II.  ANY  UNMARKED
    PROXIES WILL BE SO VOTED.

   The ProFunds' Board of Trustees is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   ProFunds does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of ProFunds at the address set forth on the cover of this Proxy Statement.

   Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-888-897-9296.


SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL  MEETING  AND  WHO
 WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE  ENCLOSED
  PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW  THE  INSTRUCTIONS
   FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

                         By Order of the Board of Trustees,
                         Louis Mayberg, Secretary

June 13, 2002


THE BOARD OF TRUSTEES HOPES THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING.
 WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND
  RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING  ENVELOPE  (OR  FOLLOW  THE
   INSTRUCTIONS FOR VOTING BY TELEPHONE OR  THROUGH  THE  INTERNET  ON  THE
    ENCLOSED PROXY).

                                                                      Exhibit A

           [FORM OF [INVESTMENT ADVISORY] [SUB-ADVISORY] AGREEMENT]

   THIS AGREEMENT is made as of the ___ day of ____________, ____ by and between ________________, a [state of organization] (the 'Trust'), and DEUTSCHE ASSET MANAGEMENT, INC., a ____________ corporation (the 'Advisor') [and ____________ (the 'Sub-Advisor')].

   WHEREAS, the Trust is registered as an open-end, [diversified][non-diversified], management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), consisting of several series of shares, each having its own investment policies;

   WHEREAS, the Advisor [and the Sub-Advisor] is [each] registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth ________; [and]

   [WHEREAS, the Advisor desires to retain the Sub-Advisor to perform certain of the Advisor's duties under this Agreement, and the Sub-Advisor is willing to so render such services on the terms and conditions hereinafter set forth.]/1/

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment [Advisor] [Sub-Advisor]. The [Trust] [Advisor] hereby appoints the [Advisor] [Sub-Advisor] to act as the investment [advisor] [sub-advisor] of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as 'a Series', and collectively as 'the Series'). The [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Board of Trustees. The [Advisor] [Sub-Advisor] shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as [Advisor] [Sub-Advisor].
--------
/1/  Contained in the form of sub-advisory agreement only.

   2. Delivery of Documents. The Trust [Advisor] has furnished the Advisor [Sub-Advisor] with copies properly certified or authenticated of each of the following:

      (a) The Trust's Declaration of Trust, filed with the State of ____________ on ____________, ____________ and all amendments thereto (such
   Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the 'Declaration of Trust');

      (b) [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the 'Trust Agreement');]

      (c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the [Advisor] [Sub-Advisor] and approving this Agreement;

      (d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. ____-______ ) and under the 1940 Act as filed with the Securities and Exchange Commission ('SEC') relating to the shares of the Trust and its series, and all amendments thereto; and

      (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

The [Trust] [Advisor] will furnish the [Advisor] [Sub-Advisor] from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   The [Advisor] [Sub-Advisor] will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

   3. Duties of Investment [Advisor] [Sub-Advisor]. In carrying out its obligations under Section 1 hereof, the [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall:

      (a) supervise and manage all aspects of a Series' operations, except for distribution services;

      (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

      (c) provide the Trust with such executive, administrative and clerical services as are deemed advisable by the Trust's Board of Trustees;

      (d) [provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;]

      (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the [Advisor] [Sub-Advisor] considers desirable for inclusion in a Series' portfolio;

      (f) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

      (g) take all actions necessary to carry into effect a Series' purchase and sale programs.

   4. Portfolio Transactions. The [Advisor] [Sub-Advisor] is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The [Advisor] [Sub-Advisor] will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

   It is understood that the [Advisor] [Sub-Advisor] will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

   Subject to the policies established by the Board in compliance with applicable law, the [Advisor] [Sub-Advisor] may direct DB Securities, Inc. ('DB Securities') or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the [Advisor] [Sub-Advisor] is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the [Advisor] [Sub-Advisor]. DB Securities or any of its affiliates and the [Advisor] [Sub-Advisor] may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Trust on behalf of a Series will not deal with the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates in any transaction in which the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

   5. Control by Board of Trustees. Any management or supervisory activities undertaken by the [Advisor] [Sub-Advisor] pursuant to this Agreement, as well as any other activities undertaken by the [Advisor] [Sub-Advisor] on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the [Advisor] [Sub-Advisor] shall at all times conform to:

      (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

      (b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

      (c) the provisions of the Declaration of Trust;

      (d) [the provisions of the Trust Agreement; and]

      (e) any other applicable provisions of state and federal law.

   7. Expenses. The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the [Advisor] [Sub-Advisor] as follows:

      (a) The [Advisor] [Sub-Advisor] shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the [Advisor] [Sub-Advisor], to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

      (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engrav-ing or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.

   8. [Delegation] [Adjustment] of [Advisory] [Sub-Advisory] Services. [Subject to the prior approval of a majority of the members of the Trust's and the Series' Boards of Trustees, including a majority of the Trustees who are not 'interested persons,' as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.]/2/

   [Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to the Sub-
--------
/2/  Contained in the form of Advisory Agreement only.

Advisory Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act.]/3/

   9. Compensation. For the services to be rendered and the expenses assumed by the [Advisor] [Sub-Advisor], the [Trust] [Advisor] shall pay to the [Advisor] [Sub-Advisor] monthly compensation in accordance with Schedule A.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   In the event of termination of this Agreement, the [advisory] [sub-advisory] fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

   In addition to the foregoing, the [Advisor] [Sub-Advisor] may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the [Trust on behalf of the Series] [Advisor] for all or a portion of its expenses not otherwise required to be borne or reimbursed by the [Advisor] [Sub-Advisor]. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

   All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

   10. Non-Exclusivity. The services of the [Advisor] [Sub-Advisor] to the Trust on behalf of each Series are not to be deemed to be exclusive, and the [Advisor] [Sub-Advisor] shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the [Advisor] [Sub-Advisor] may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the [Advisor] [Sub-Advisor] to the extent permitted by law; and that the officers and directors of the [Advisor] [Sub-Advisor] are not prohibited from engaging in any other business activity or from rendering services to any other per
--------
/3/  Contained in the form of Sub-Advisory Agreement only.

son, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Additional Series and Classes. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.
   12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the [Advisor] [Sub-Advisor] to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the [Advisor] [Sub-Advisor] may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be 'specifically approved at least annually' shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

   This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the [Advisor] [Sub-Advisor], or by the [Advisor] [Sub-Advisor] at any time without the payment of any penalty, on 90 days' written notice to the [Trust] [Advisor]. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

   As used in this Section 12, the term 'assignment' shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

   13. Limitation of Liability of the [Advisor] [Sub-Advisor]; Indemnification. The [Advisor] [Sub-Advisor] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Advisor] [Sub-Advisor] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

   14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One South Street, Baltimore, Maryland 21202 ____; [if to the Sub-Advisor, ________________].

   15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

   17. Reports. [The Trust and the Advisor] [The Advisor and the Sub-Advisor] agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

   18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the [Advisor] [Sub-Advisor] on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

   19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regu-lations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                        [TRUST]

Attest:    ------------------                 By:      --------------------
Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------
[SEAL]                                        DEUTSCHE ASSETMANAGEMENT, INC.

Attest:    ------------------                 By:      --------------------
Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------
[SEAL]                                        [SUB-ADVISOR]

Attest:    ------------------                 By:      --------------------
Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------

                                   EXHIBIT A

                                      TO

                INVESTMENT [ADVISORY] [SUB-ADVISORY] AGREEMENT

                          MADE AS OF ________________

                                    BETWEEN

                        [Fund Name] AND [____________]

                                          Investment [Advisory]
             Series                        [Sub-Advisory] Fee
             -----------------------------------------------------

                                                                      Exhibit B

                                 ADVISORY FEES

   The table below sets forth, for the Portfolio, the fee paid, on an annual basis, to DeAM, Inc. for its services under the Current Advisory Agreement, calculated daily and paid monthly. The table also sets forth the amounts paid by the Portfolio to the advisor for providing investment advisory services for its most recent fiscal year.

                  Portfolio         Advisory Fee Rate Total Fee Earned
          ------------------------------------------------------------
          Cash Management Portfolio       0.15%         $14,228,809

                              ADMINISTRATIVE FEES

   ICCC serves as administrator and transfer agent and provides fund accounting services to the Portfolio. For its services, ICCC was paid the following amounts as of the most recent fiscal year by the Portfolio. ICCC pays custody fees to Deutsche Bank Trust for the Portfolio out of the fee paid to it for its services.

        Portfolio           Administrative Fee Rate       Total Fee Earned
--------------------------------------------------------------------------------
Cash Management Portfolio            0.05%                   $4,762,936

                          WAIVER AND/OR REIMBURSEMENT

   For its most recent fiscal year, the Portfolio was reimbursed the following amount by the advisor and administrator.

                                              Waiver and/or
                     Portfolio                Reimbursement
             -----------------------------------------------------
             Cash Management Portfolio         $2,046,136

                                                                      Exhibit C

                  Information Regarding Investment Companies
                     Advised or Sub-Advised By DeAM, Inc.

                                              Total Assets as of  Contractual
Funds with similar investment objectives/1/     March 31, 2002   Advisory Fees
------------------------------------------------------------------------------
Cash Management Portfolio                     $ 9,194,834,416.31      0.15%/2/
Cash Management Investment                    $   172,157,182.00     --/2/
Money Market Investment                       $   467,978,717.10     --/2/
Cash Management Institutional                 $ 4,106,682,789.00     --/2/
Cash Reserves Institutional                   $ 4,118,160,086.00     --/2/
NY Tax Free Money Investment                  $   113,782,009.80      0.15%
Tax Free Money                                $   187,131,450.40      0.15%
Treasury Money Institutional                  $   560,519,590.00     --/3/
Treasury Money Investment                     $   287,537,642.70     --/3/
Treasury Money Portfolio                      $   848,057,212.70      0.15%/3/
Treasury and Agency Institutional             $   680,036,526.74      0.15%
Daily Assets Institutional                    $13,769,582,056.02      0.10%
Liquid Assets Portfolio                       $ 3,462,320,142.66      0.15%/4/
Liquid Assets Institutional                   $ 3,462,320,142.66     --/4/

--------
/1/ There may be additional funds and/or portfolios that are advised or subadvised by DeAM, Inc. with similar investment objectives to the Portfolio that are not listed below. These funds are scheduled to close on or about August 17, 2002.
/2/ Cash Management Portfolio is the master portfolio. Cash Management Investment, Money Market Investment, Cash Management Institutional, and Cash Reserves Institutional are feeder funds to the Cash Management Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.
/3/ Treasury Money Portfolio is the master portfolio. Treasury Money Investment and Treasury Money Institutional are feeder funds to the Treasury Money Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.
/4/ Liquid Assets Portfolio is the master portfolio. Liquid Assets Institutional is the only feeder fund to the Liquid Assets Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.

                                                                      Exhibit D

                    Principal occupations of each director
                 and principal executive officer of DeAM, Inc.

   The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017.

                Name                     Principal Occupation
       -----------------------------------------------------------------
       Dean Sherman Barr       President and Chief Investment Officer
       -----------------------------------------------------------------
       Audrey Theresa Jones    Director and Executive Vice President
       -----------------------------------------------------------------
       William George Butterly Secretary and Executive Vice President
       -----------------------------------------------------------------
       Mary Anne Mullin        Compliance Officer
       -----------------------------------------------------------------
       Gwyn Morgan Thomas      Director and Vice President
       -----------------------------------------------------------------
       Lori Callahan           Director and Chief Administrative Officer

                                                                      Exhibit E

                                                    Aggregate Dollar Range of Equity
                                                      Securities as of May 31, 2002
                             Dollar Range of Equity  in all Funds Overseen or to be
                               Securities in the    Overseen by Trustee or Nominee in
 Name of Trustee or Nominee       Portfolio/1/      Family of Investment Companies/2/
-------------------------------------------------------------------------------------

Independent Trustee Nominees
-------------------------------------------------------------------------------------
Richard R. Burt/3/                    None                  Over $100,000
-------------------------------------------------------------------------------------
S. Leland Dill                        None                  Over $100,000
-------------------------------------------------------------------------------------
Martin J. Gruber                      None                  $10,001-$50,000
-------------------------------------------------------------------------------------
Joseph R. Hardiman/3/                 None                  Over $100,000
-------------------------------------------------------------------------------------
Richard J. Herring                    None                  Over $100,000
-------------------------------------------------------------------------------------
Graham E. Jones                       None                  Over $100,000
-------------------------------------------------------------------------------------
Rebecca W. Rimel/3/                   None                  Over $100,000
-------------------------------------------------------------------------------------
Philip Saunders, Jr.                  None                  $50,001-$100,000
-------------------------------------------------------------------------------------
William N. Searcy                     None                  $10,001-$50,000
-------------------------------------------------------------------------------------
Robert H. Wadsworth/3/                None                  Over $100,000
-------------------------------------------------------------------------------------

Interested Trustee Nominee
Richard T. Hale                       None                  Over $100,000

--------
/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities.
/2/  The dollar ranges are: None, $1-$10,000, $10,001-$50,000,
     $50,001-$100,000, over $100,000.
/3/ The amount shown includes share equivalents of funds in which the Board member is deemed to be invested pursuant to a fund's deferred compensation plan. The inclusion of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

                                                                      Exhibit F
                  5% Shareholders of the Money Market ProFund

   Name and Address of                                  Percent Ownership of
    Beneficial Owner       Shares Beneficially Owned  Outstanding Shares of Fund
-------------------------  -------------------------  --------------------------
Investor Class
Aswan Investment LP              27,931,996.29                  5.70%
PO Box 620046
Woodside, CA 94104

MFI Partners                    36,984,865.779                  7.55%
25 E. Athens Ave.
Ardmore, PA 19003

Luxor Investments, LP            28,052,228.93                  5.73%
84 W. Santa Clara St.,
 #325
San Jose, CA 95113

Rosetta Investments LP           25,665,453.43                  5.24%
84 W. Santa Clara St.,
 #325
San Jose, CA 95113

For more information please call your Fund's information agent, Georgeson Shareholder Communications at (888) 897-9296.


                                                               06/2002 PROFUNDS

             www.profunds.com

                                                                          Vote by Touch-Tone Phone, by Mail, or via the Internet!!
                   PROFUNDS                                                CALL: To vote by phone call toll-free 1-888-221-0697
                   P.O. BOX 9132                                                 and use the control number on the front of your
                   HINGHAM, MA 02043-9132                                        proxy card.
                                                                      INTERNET:  Vote on the Internet at www.proxyweb.com and use the control number on the front of your proxy card.
                                                                           MAIL: Return the signed proxy card in the enclosed
                                                                                 envelope.

                                                                     Do not return your proxy card if you vote by phone or Internet.

***  CONTROL NUMBER: 999 999 999 999 99 ***
                                                                                           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MONEY MARKET PROFUND - CASH MANAGEMENT PORTFOLIO                                To Be Held JULY 30, 2002 at 10:00 a.m., Eastern time

A special meeting of shareholders of Money Market ProFund (the `Fund'), a series of ProFunds, will be held at the offices of the
Fund's administrator, BISYS Fund Services, 60 State Street, Suite 1300, Boston, Massachusetts 02109 at 10:00 a.m. (Eastern time), or as adjourned from time to time (the `Special Meeting'). The Special Meeting is being held so that the Fund's shareholders may vote on the proposals set forth below and more fully described in the Proxy Statement, and such other matters as may properly come before the Special Meeting.

The Fund operates as a feeder fund in a master-feeder fund arrangement and seeks to achieve its investment objectives by investing all of its investable assets in a corresponding master fund, Cash Management Portfolio (the `Portfolio'), which has the same investment objective and policies. The Portfolio is organized as a registered open-end management investment company, established as a trust under the laws of the State of New York. Pursuant to applicable legal requirements, the Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

The undersigned hereby appoints John A. Danko and Ryan M. Louvar, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares that the undersigned is entitled in any capacity to vote at the Special Meeting, on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the
Special Meeting and, for Proposal II, will have the effect of votes AGAINST the Proposal.


                                                                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                      Dated: _____________________________
   LABEL BELOW FOR MIS USE ONLY!
   DeAM COMPLEX WIDE                                                  --------------------------------------------------------------
   MONEY MARKET PROFUND
   ORIGINAL FRONT/BACK FAX 6/19/02 KD
   JOHN (DEHH18FX)                                                    --------------------------------------------------------------
   REVISION #1 6-20-02 KD                                                     Signature(s)(Title(s), if applicable)
   REVISION #2 6-20-02 KD
                                                                     Joint owners should each sign. Please sign exactly as your name or names appear on this card. When signing as an attorney, executor, administrator, trustee, guardian or corporate officer please give your full title as such.

                                                                                                                   06/2002 PROFUNDS

                                      Please fill in box(es) as shown using black or blue ink or number 2 pencil.    [X]
                                      PLEASE DO NOT USE FINE POINT PENS.

The Special Meeting is being held to consider and vote on the following matters for the Fund as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special
Meeting.

The Board of Trustees of the Portfolio recommends that shareholders vote FOR the election of each nominee to the Board of Trustees of the Portfolio and FOR Proposal II.

                                                                                                         FOR     WITHHOLD   FOR ALL
                                                                                                         ALL       ALL       EXCEPT
PROPOSAL I:  To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation
             or removal, whose terms will be effective on the date of the Special Meeting.               [_]       [_]        [_]

             (01) Richard R. Burt     (05) Joseph R. Hardiman      (09) Philip Saunders, Jr.
             (02) S. Leland Dill      (06) Richard J. Herring      (10) William N. Searcy
             (03) Martin J. Gruber    (07) Graham E. Jones         (11) Robert H. Wadsworth
             (04) Richard T. Hale     (08) Rebecca W. Rimel

To withhold authority to vote, mark `For All Except' and write the nominee's number on the line below.

                                                                                                         FOR      AGAINST   ABSTAIN
PROPOSAL II: To approve a new investment advisory agreement (a `New Advisory Agreement') between the
             Portfolio and Deutsche Asset Management, Inc. (`DeAM, Inc.') (as defined in the             [_]       [_]         [_]
             Investment Company Act of 1940, as amended).


             The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting.